EXHIBIT 99.5

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

          MORGAN STANLEY
          MSAC 2004-HE5

       Interest Only Loans

Selection Criteria: Interest Only Loans
Table of Contents

1. Credit Score
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Occupancy
5. Range of Cut-off Date Principal Balances ($)
6. % Purchase Loans
7. % Silent Seconds

1. Credit Score

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
                   Number      Cut-off     Cut-off     Average     Average    Average    Weighted
                    of          Date         Date       Gross     Remaining   Combined   Average
                  Mortgage    Principal   Principal    Interest     Term      Original     FICO
Credit Score       Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
575 - 599               69    16,055,949      19.85       6.889         356      81.18        590
600 - 624               60    15,773,648       19.5       6.779         357      81.42        612
625 - 649               55    13,098,427      16.19       6.626         356      83.38        637
650 - 674               47    11,541,833      14.27        6.54         356      81.91        661
675 - 699               36     8,761,743      10.83       6.241         347      84.13        687
700 - 724               23     5,675,460       7.02       5.499         327       83.9        712
725 - 749               19     5,502,890        6.8       5.458         319      83.34        739
750 - 774               15     3,738,592       4.62       5.784         332      83.41        760
775 - 799                5       751,088       0.93       5.033         304      76.79        789
Total:                 329    80,899,631        100       6.442         349      82.41        651
-------------------------------------------------------------------------------------------------

Minimum: 580
Maximum: 797
Weighted Average: 651

2. Range of Combined Original LTV Ratios (%)


-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
Range of           Number      Cut-off     Cut-off     Average     Average    Average    Weighted
Combined            of          Date         Date       Gross     Remaining   Combined   Average
Original          Mortgage    Principal   Principal    Interest     Term      Original     FICO
LTV Ratios (%)     Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
30.01 - 35.00            3       555,988       0.69       6.779         342      32.59        652
35.01 - 40.00            1       265,000       0.33        6.75         356      38.69        606
45.01 - 50.00            2       573,799       0.71       7.324         356      46.26        602
55.01 - 60.00            3       929,834       1.15       6.114         338      56.44        637
60.01 - 65.00            3       845,000       1.04       6.268         356      62.73        613
65.01 - 70.00            8     2,039,029       2.52       6.112         341      68.13        648
70.01 - 75.00            9     2,516,250       3.11        6.58         356      72.53        642
75.01 - 80.00          152    35,716,793      44.15       6.166         354      79.83        652
80.01 - 85.00           30     6,742,912       8.33       6.576         344      84.13        653
85.01 - 90.00          108    28,357,853      35.05       6.728         344       89.7        653
90.01 - 95.00           10     2,357,172       2.91       6.792         356      94.45        643
Total:                 329    80,899,631       100        6.442         349      82.41        651
-------------------------------------------------------------------------------------------------

Minimum: 31.25
Maximum: 95.00
Weighted Average: 82.41

3. Documentation Level

----------------------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Pool by
                                       Aggregate   Aggregate    Weighted   Weighted    Weighted
                            Number      Cut-off     Cut-off     Average     Average    Average    Weighted
                             of          Date         Date       Gross     Remaining   Combined   Average
Documentation              Mortgage    Principal   Principal    Interest     Term      Original     FICO
Level                       Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------
Stated Documentation            178    41,904,855       51.8       7.103         357      82.55        652
Full Documentation              148    37,993,776      46.96       5.704         341      82.19        651
Limited Documentation             3     1,000,999       1.24       6.769         357      84.77        601
Total:                          329    80,899,631        100       6.442         349      82.41        651
----------------------------------------------------------------------------------------------------------


4. Occupancy

----------------------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Pool by
                                       Aggregate   Aggregate    Weighted   Weighted    Weighted
                            Number      Cut-off     Cut-off     Average     Average    Average    Weighted
                             of          Date         Date       Gross     Remaining   Combined   Average
                           Mortgage    Principal   Principal    Interest     Term      Original     FICO
Occupancy                   Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------
Primary                         307    76,763,369      94.89       6.409         349      82.35        650
Second Home                      10     2,258,364       2.79        6.73         342      85.54        680
Investment                       12     1,877,898       2.32       7.415         357      80.96        659
Total:                          329    80,899,631        100       6.442         349      82.41        651
----------------------------------------------------------------------------------------------------------


5. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Pool by
                                       Aggregate   Aggregate    Weighted   Weighted    Weighted
                            Number      Cut-off     Cut-off     Average     Average    Average    Weighted
Range of                     of          Date         Date       Gross     Remaining   Combined   Average
Cut-off Date               Mortgage    Principal   Principal    Interest     Term      Original     FICO
Principal Balances ($)      Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
----------------------------------------------------------------------------------------------------------
25,001 - 50,000                   2        99,696       0.12       7.952         358      83.28        685
50,001 - 75,000                   3       185,625       0.23       7.293         356       86.6        619
75,001 - 100,000                 20     1,875,540       2.32       7.229         353      79.67        654
100,001 - 125,000                30     3,493,822       4.32       6.722         351      82.05        654
125,001 - 150,000                24     3,306,800       4.09       6.623         349       79.7        654
150,001 - 175,000                25     4,073,105       5.03       6.796         354      83.15        633
175,001 - 200,000                29     5,445,893       6.73       6.784         350      85.64        656
200,001 - 225,000                28     6,064,158        7.5       6.804         357      83.23        633
225,001 - 250,000                25     5,929,489       7.33       6.668         349      80.75        647
250,001 - 275,000                26     6,849,085       8.47       6.072         347      81.06        669
275,001 - 300,000                25     7,245,414       8.96       6.152         349       82.3        649
300,001 - 325,000                20     6,283,186       7.77       6.449         353         79        658
325,001 - 350,000                11     3,671,665       4.54       6.287         356      83.05        631
350,001 - 375,000                 9     3,269,500       4.04       5.761         329      89.32        661
375,001 - 400,000                16     6,225,476        7.7       6.193         345      83.48        676
400,001 - 425,000                 5     2,074,243       2.56       6.351         356         80        636
425,001 - 450,000                10     4,366,778        5.4        6.35         344      83.37        646
450,001 - 475,000                 8     3,697,906       4.57       6.405         349      84.87        648
475,001 - 500,000                 9     4,429,600       5.48       6.456         350      79.75        629
500,001 - 750,000                 4     2,312,651       2.86       6.177         339      83.31        666
Total:                          329    80,899,631        100       6.442         349      82.41        651
----------------------------------------------------------------------------------------------------------

Minimum: 49,696
Maximum: 648,000
Average: 245,896

6. % Purchase Loans

---------------------------------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Pool by
                                       Aggregate   Aggregate    Weighted   Weighted    Weighted
                            Number      Cut-off     Cut-off     Average     Average    Average    Weighted
                             of          Date         Date       Gross     Remaining   Combined   Average
                           Mortgage    Principal   Principal    Interest     Term      Original     FICO
% Purchase Loans            Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
---------------------------------------------------------------------------------------------------------------------
Purchase                        169    39,994,086      49.44       6.397         352      82.78        661
Refinance - Rate Term            23     5,224,026       6.46       6.312         344      83.87        650
Refinance - Cashout             137    35,681,518      44.11       6.511         347      81.78        640
Total:                          329    80,899,631        100       6.442         349      82.41        651
---------------------------------------------------------------------------------------------------------------------


7. % Silent Seconds

% Silent Seconds: 39.23

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.